Exhibit 10.27

AMENDMENT AGREEMENT NO. 3

This Amendment Agreement No. 3, dated and effective as of June 1, 2003 (this “Agreement”), is among the Persons which have executed this Agreement below. Capitalized terms used, but not defined, herein are used as defined in that certain Lease Agreement, dated as of November 30, 2001, between Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1, as lessor, and Smart & Final Inc., as lessee, as amended by Waiver and Amendment Agreement No. 1, dated as of June 4, 2002, and by Waiver and Amendment Agreement No. 2, dated as of February 14, 2003.

WHEREAS, Lessee has requested an amendment of the Lease, and the other parties hereto have agreed to such amendment.

NOW, THEREFORE, for good and valuable consideration received, the parties hereto agree as follows.

1. Amendment. Lessor and Lessee hereby amend Section 28.2(r) of the Lease to read in its entirety as follows:

“(r) Business Plan. On or before the date that is 10 Business Days after Lessee executes a definitive sales agreement with respect to all or a material portion of its assets (and for the assets of its Subsidiaries) located in Florida, but in no event later than August 15, 2003, deliver to the Agent and the Secured Parties a revised business plan for the principal operating units of Lessee, in form and substance satisfactory to the Agent and the Majority Secured Parties.”

2. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions precedent.

(a) The Agent shall have received all of the following, in form and substance satisfactory to the Agent:

(i) Amendment Documents. This Agreement and any other instrument, document or certificate required by the Agent to be executed or delivered by Lessee or any other Person in connection with this Agreement, duly executed by such Persons (the “Amendment Documents”);

(ii) Consent of Majority Secured Parties. The written consent of the Majority Secured Parties to this Agreement;

(iii) Amendment to Lessee Credit Agreement. Evidence that the financial covenants contained in the Lessee Credit Agreement have been amended in the same manner as set forth in this Agreement; and

(iv) Additional Information. Such additional documents, instruments and information as the Agent may reasonably request to effect the transactions contemplated hereby.

(b) The representations and warranties contained herein and in the Lease shall be true and correct as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(c) All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent.

(d) No Default or Event of Default shall have occurred and be continuing, after giving effect to this Agreement.

3. Representations and Warranties. Lessee hereby represents and warrants to the Agent and the Secured Parties that, as of the date of and after giving effect to this Agreement, (a) the execution, delivery and performance of this Agreement and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Lessee and will not violate Lessee’s certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Lease and in any other Operative Agreement are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct as of such earlier date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Lease (as amended by this Agreement), and all other Operative Agreements are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

4. Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other Operative Agreement shall survive the execution and delivery of this Agreement and the other Operative Agreements, and no investigation by the Agent or the Secured Parties, or any closing, shall affect the representations and warranties or the right of the Agent and the Secured Parties to rely upon them.

5. Reference to Agreement. Each of the Operative Agreements, including the Lease, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Lease as amended hereby, are hereby amended so that any reference in such Operative Agreements to the Lease, whether direct or indirect, shall mean a reference to the Lease as amended hereby.

6. Costs and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Agent (including the reasonable fees, costs and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Agreement.

7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

8. Execution. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same

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agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

9. Limited Effect. This Agreement relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Secured Party may have under the Operative Agreements, and shall not be considered to create a course of dealing or to otherwise obligate any Secured Party to execute similar amendments or grant any waivers under the same or similar circumstances in the future.

10. Ratification By Guarantors. Each of the Guarantors hereby agrees to this Agreement and acknowledges that such Guarantor’s guaranty shall remain in full force and effect without modification thereto.

11. Certain Waivers. Lessee and each Guarantor hereby agrees that none of Lessor, the Agent, the Lenders or the Holders shall be liable under a claim of, and hereby waives any claim against any such party based upon, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of any discussions or actions taken or not taken by any such party on or before the date hereof or the discussions conducted pursuant hereto, or any course of action taken by any such party in response thereto or arising therefrom. This Section 11 shall survive the execution and delivery of this Agreement and the expiration or termination of the Lease.

[Remainder of the Page is Intentionally Left Blank]

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This Agreement may be executed by the parties hereto on separate counterparts.

LESSOR:
Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1

By:	/s/ VAL T. ORTON
Name:	Val T. Orton
Title:	Vice President

LESSEE:
Smart & Final Inc.

By:	/s/ RICHARD N. PHEGLEY	By:
Name:	Richard N. Phegley	Name:
Title:	Senior Vice President & Chief Financial Officer	Title:

[Amendments Agreements No. 3]

A-2 LENDER AND B LENDER:
Fleet Capital Corporation

By:	/s/ RENAY MCLEISH
Name:	Renay McLeish
Title:	Vice President

A-2 LENDER:
GMAC Commercial Finance, LLC, successor by merger to GMAC Business Credit, LLC

By:	/s/ DAVID W. BERRY
Name:	David W. Berry
Title:	Vice President

A-2 LENDER:
COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND,” NEW YORK BRANCH

By:	/s/ BRADFORD F. SCOTT	By:	/s/ IAN REECE
Name:	Bradford F. Scott	Name:	Ian Reece
Title:	Executive Director	Title:	Managing Director

HOLDER AND A-2 LENDER: NATEXIS BANQUES POPULAIRES

By:	/s/ ANNE ULRICH	By:	/s/ PIETER J. VAN TULDER
Name:	Anne Ulrich	Name:	Pieter J. van Tulder
Title:	Vice President	Title:	Vice President and Manager Multinational Group

A-2 LENDER: BNP PARIBAS

By:	/s/ SEAN T. CONLON	By:	/s/ C. BETTLES
Name:	Sean T. Conlon	Name:	C. Bettles
Title:	Managing Director	Title:	Managing Director

B LENDER:
TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION

By:	/s/ JAMES R. BATES
Name:	James R. Bates
Title:	Vice President

GUARANTOR:
AMERICAN FOODSERVICE DISTRIBUTORS

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

GUARANTOR:
SMART & FINAL STORES CORPORATION

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

GUARANTOR:
SMART & FINAL OREGON, INC.

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

GUARANTOR:
PORT STOCKTON FOOD DISTRIBUTORS, INC.

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President—Finance

GUARANTOR:
HENRY LEE COMPANY

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President—Finance

GUARANTOR:
AMERIFOODS TRADING COMPANY

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

GUARANTOR:
CASINO FROZEN FOODS, INC.

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

GUARANTOR:
FOODSERVICESPECIALISTS.COM, INC.

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

GUARANTOR:
OKUN PRODUCE INTERNATIONAL, INC.

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

GUARANTOR:
HL HOLDING CORPORATION

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

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